                                                                     EXHIBIT 4.1


                             [DIADEXUS, INC. LOGO]

          NUMBER                                           SHARES

DDX

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                            CUSIP 251915 10 4


This Certifies that




is the record holder of



    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                                 DIADEXUS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:




/s/ S. Tetlow
------------------------------------------
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

/s/ P. Plewman
-------------------------------------------
PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                 DIADEXUS, INC.
                                   CORPORATE
                                      SEAL
                                    APRIL 3,
                                      2000
                                    DELAWARE



(C)S-C.B.Co.

COUNTERSIGNED AND REGISTERED:

        MELLON INVESTOR SERVICES LLC

                        TRANSFER AGENT
                         AND REGISTRAR

BY



                      AUTHORIZED OFFICER




            (C)SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION
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  The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common
  TEN ENT - as tenants by the entireties
  JT TEN - as joint tenants with right of
  survivorship and not as tenants
  in common

UNIF GIFT MIN ACT-......................Custodian..................
                                   (Cust)        (Minor)

                  under Uniform Gifts to Minors
                  Act..............................................
                                        (State)

UNIF TRF MIN ACT- .................Custodian (until age...........)
                      (Cust)
                  .......................under Uniform Transfers
                      (Minor)
                  to Minors Act....................................
                                            (State)


    Additional abbreviations may also be used though not in the above list.


  For Value Received, _________________________________ hereby sell(s), assign(s) and transfer(s) unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[______________________________________]


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________



                                   X____________________________________________


                                   X____________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed




By______________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.